Filed Pursuant to Rule 497(e)

Registration No. 333-178146

Prospectus Supplement	May 10, 2012

Blackstone Alternative Alpha Fund prospectus dated February 21, 2012, as supplemented March 30, 2012

The section Appendix A: Supplemental Performance Information of Similar Funds is deleted in its entirety and replaced with the following disclosure:

Appendix A

Supplemental Performance Information of Similar Funds

BLACKSTONE ALTERNATIVE ALPHA FUND (THE “FUND”) AND BLACKSTONE ALTERNATIVE ALPHA MASTER FUND (THE “MASTER FUND”) ARE NEWLY ORGANIZED AND HAVE NO PERFORMANCE RECORDS OF THEIR OWN. THE PERFORMANCE INFORMATION PRESENTED BELOW IS FOR FUNDS MANAGED BY BLACKSTONE ALTERNATIVE ASSET MANAGEMENT L.P. (“BAAM”), THE INVESTMENT ADVISER TO THE FUND AND THE MASTER FUND, THAT HAVE AN INVESTMENT PROGRAM SUBSTANTIALLY THE SAME AS THE FUND AND THE MASTER FUND. HOWEVER, IT IS NOT THE PERFORMANCE RECORD OF THE FUND OR THE MASTER FUND AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND’S OR THE MASTER FUND’S OWN PERFORMANCE. PAST RETURNS ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

BAAM, the investment adviser to the Fund and the Master Fund, acts as investment adviser to other funds (“Other Funds”) that have investment objectives, policies and strategies that are substantially similar to those of the Fund and Master Fund. This supplemental performance information is provided to illustrate the past performance of BAAM in managing substantially similar funds; it does not represent the performance of the Fund or of the Master Fund. We have stated below the average annual total return information over the one-, three-, five-, and ten-year period ended March 31, 2012 for the Other Funds, which represents all substantially similar funds managed by BAAM, as well as calendar year returns, monthly returns, and certain historical statistics. The average performance information of the Other Funds is presented as a composite that represents an average of the total returns of each fee-paying share class of each Other Fund, calculated by asset weighting individual share class Other Fund returns, using beginning of month values. Annual and annualized returns are calculated by geometrically linking the monthly returns. An Other Fund’s returns are typically included in the composite following one full calendar month of operation. The returns of share classes of the Other Funds that do not pay any fees have been excluded from the composite; the returns of fee-paying share classes of the Other Funds are shown net of the actual fees and expenses incurred by the Other Fund. The fees and expenses of the Fund and the Master Fund may be higher than those of the Other Funds’ share classes reflected in the composite; had the Other Funds’ performance records reflected the fees and expenses of the Fund and the Master Fund, the Other Funds’ performance may have been lower. Returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The Other Funds are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Other Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund and the Master Fund and the Other Funds have substantially the same investment programs, as is discussed in Conflicts of Interest, the Fund and the Master Fund will not necessarily make the same investments as the Other Funds, so that the investment performance of the Fund and the Master Fund and the Other Funds will differ in the future.

Annualized Returns (Ending March 31, 2012)

	1 Year	3 Year	5 Year	10 Years
Other Funds	4.7%	9.4%	4.0%	6.3%
HFRI Fund of Funds Composite Index	-3.4%	4.6%	-0.7%	3.5%
HFRI Equity Hedged Index	-4.2%	10.6%	1.2%	5.1%
S&P 500 Total Return	8.5%	23.4%	2.0%	4.1%

Calendar Year Returns

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012 YTD*
Other Funds	0.7%	8.9%	7.2%	12.5%	9.2%	19.2%	-20.2%	15.0%	9.1%	-0.1%	6.8%
HFRI Fund of Funds Composite Index	1.0%	11.6%	6.9%	7.5%	10.4%	10.3%	-21.4%	11.5%	5.7%	-5.7%	3.4%
HFRI Equity Hedged Index	-4.7%	20.5%	7.7%	10.6%	11.7%	10.5%	-26.7%	24.6%	10.5%	-8.4%	6.9%
S&P 500 Total Return	-22.1%	28.7%	10.9%	4.9%	15.8%	5.5%	-37.0%	26.5%	15.1%	2.1%	12.6%

*	Year to date performance through March 31, 2012.

Historical Statistics (For the ten year period ended March 31, 2012)

	Annualized Performance	Standard Deviation	Sharpe Ratio	Maximum Drawdown
Other Funds	6.3%	6.4%	0.70	-21.3%
HFRI Fund of Funds Composite Index	3.5%	5.5%	0.31	-22.2%
HFRI Equity Hedged Index	5.1%	8.8%	0.37	-30.6%
S&P 500 Total Return	4.1%	16.0%	0.14	-50.9%

Monthly Returns of the Other Funds (Ending March 31, 2012)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2002	0.5%	0.1%	-0.9%	0.8%	0.7%	-1.1%	-1.0%	0.8%	0.5%	0.2%	-0.6%	0.8%	0.7%
2003	0.9%	0.7%	0.2%	1.2%	1.3%	0.5%	0.0%	1.0%	-0.2%	2.0%	0.6%	0.5%	8.9%
2004	2.3%	1.9%	0.3%	-1.1%	-0.2%	-0.7%	-1.7%	-0.2%	1.0%	1.4%	2.5%	1.5%	7.2%
2005	0.2%	1.6%	-0.5%	-1.1%	2.4%	1.8%	2.8%	1.0%	1.3%	-2.1%	3.3%	1.3%	12.5%
2006	3.4%	0.4%	1.8%	1.5%	-3.6%	-1.3%	-0.5%	1.6%	1.0%	1.6%	2.5%	0.6%	9.2%
2007	1.8%	0.8%	1.8%	1.9%	2.8%	0.7%	1.7%	-0.2%	2.1%	3.1%	-0.0%	1.2%	19.2%
2008	-2.2%	1.9%	-2.4%	2.1%	2.1%	-1.6%	-2.5%	-0.8%	-9.1%	-5.9%	-2.1%	-1.3%	-20.2%
2009	1.6%	0.6%	0.2%	0.3%	3.5%	0.8%	1.5%	1.1%	1.7%	-0.2%	1.9%	1.1%	15.0%
2010	-0.5%	1.0%	1.9%	0.2%	-2.3%	-1.5%	2.0%	-0.0%	3.5%	1.9%	0.3%	2.3%	9.1%
2011	-0.1%	1.4%	0.6%	1.3%	0.1%	-0.4%	-0.4%	-3.0%	-3.2%	4.3%	-0.1%	-0.4%	-0.1%
2012	3.1%	2.3%	1.3%										6.8%

HFRI Fund of Funds Composite Index is an unmanaged equal-weighted index representing funds of hedge funds that invest with multiple managers focused on absolute return strategies. The Index includes funds of hedge funds tracked by Hedge Fund Research, Inc. and is revised several times each month to reflect updated fund of hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

HFRI Equity Hedge Index is an unmanaged equal-weighted index representing hedge funds tracked by Hedge Fund Research, Inc. that have an equity hedge strategy. Equity hedge strategies invest in both long and short positions in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The Index is revised several times each month to reflect updated hedge fund return information. The Index is a proxy for the performance of the universe of funds of hedge funds focused on equity hedged strategies. There are no asset-size or track record length minimum requirements for inclusion in the Index. The Index reflects actual fees and expenses charged by the hedge funds included in the index.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of common stock performance that includes 500 U.S. stocks representing all major industries. Returns are denominated in USD and include dividends. The index returns are provided by Bloomberg.

The volatility of the indices presented may be materially different from that of the performance of the Other Funds. In addition, the indices employ different investment guidelines and criteria than the Other Funds; as a result, the holdings in the Other Funds may differ significantly from the securities that comprise the indices. The performance of the indices has not been selected to represent an appropriate benchmark to compare to the performance of the Other Funds, but rather is disclosed to allow for comparison of the Other Funds’ performance to that of well-known and widely recognized indices. A summary of the investment guidelines for the indices presented are available upon request.

Maximum Drawdown: Reflects the maximum amount that a fund has lost from its peak. A fund is said to be “underwater” when the net asset value (NAV) is less than peak NAV. A peak occurs when the NAV reaches a new high and a drawdown ends when the NAV stops declining (reaches a trough). The size of a drawdown is one indication of an investment’s financial risk and is usually quoted as a percentage of performance between NAV peak and trough.

Sharpe Ratio: Measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The higher a Sharpe ratio, the less risk is taken per unit return. The Sharpe ratio formula is the (investment return less the risk free return) divided by the standard deviation of the investment.

Standard Deviation: Standard deviation is a measure of volatility, or how far returns stray from the mean. It is a historical measure of the variability of return earned by an investment. The higher the standard deviation, the larger the variance of returns and the greater the financial risk. Low volatility means the returns are tightly clustered around the mean return and higher volatility means the returns are dispersed at greater distances from the mean.